united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/22

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

October 31, 2022

Conductor Global Equity Value ETF

CGV

www.conductorfunds.com

1-615-200-0057

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

December 2022 (Unaudited)

First, let us begin by welcoming you to the ninth yearly update for the Conductor Global Equity Value ETF (CGV). We always look forward to keeping you updated regularly on the status of the various positions in the portfolios and the global market and economic trends that affect our positioning.

Though the markets over the past year have proven to be extremely challenging, the Conductor Global Equity Value ETF was able to significantly outperform the broader global market benchmarks as well as CGV’s style-specific benchmarks. Several factors contributed to this outcome, most related to the unique macro and microeconomic challenges that roiled stock market performance during the 2022 fiscal year. Generally, global stock market indices entered the year trading at much higher than historical average valuation multiples after several years of very strong returns. More specifically, over the past several years, with returns for the value investing style, the primary focus of CGV’s investment process, having badly trailed returns for the growth style of investing, relative valuation levels coming into the year augured well for value outperformance. That’s exactly what happened. Key macroeconomic and geopolitical developments contributed to the shift.

Significantly higher than expected inflation metrics around the world, mostly related to the extraordinary fiscal and monetary stimulus dished out during the Covid crisis, forced global central banks to begin the most aggressive coordinated tightening campaign in over two decades. Higher inflation and interest rates had a significant negative impact on the overvalued growth stocks (and other instruments tied to growth, such as crypto). Growth stocks had benefitted from low real and nominal interest rates over the past several years, especially during the Covid crisis, while many stocks associated with value had fallen out of favor in recent years, relatively speaking. Russia’s invasion of Ukraine early in calendar year 2022 proved to be an accelerant for the inflation/interest rate trends as the war pushed energy, food, and materials costs higher and disrupted some global supply chains. Meanwhile, China contributed to the dour market mood. Unpredictable political behavior surrounding the CCP conference and unpredictable Covid policy significantly disrupted supply chains and created skepticism about the perceived safety of doing business long-term in China. Other negative broad-market events, such as turmoil and fraud in the much-ballyhooed crypto space, contributed to a risk- off mood in the previously unassailable growth investing realm.

All things considered, CGV’s investment positioning, a result of our systematic, rules-based investment process, combined with our general exposures to the value and quality-oriented market factors that worked this fiscal year, contributed to one of our best outperformance years in CGV’s history.

From 10/31/2021 to 10/31/2022, the MSCI Net World Index was down -18.48%, while the MSCI Net All Country World Index was down -19.96%. CGV’s Benchmark, the MSCI All Country World SMID Value Index was down -15.64%, while the MSCI All Country World SMID Growth Index was down -29.53%. The MSCI Net All Country Small and Mid-Cap Index was down -22.25% versus -19.47% for the MSCI Net All Country Large- Cap Index. The MSCI Net EAFE (USD), covering ex-US developed countries, was down -23.00%, while the MSCI Net Emerging Markets (USD) Index was down -31.03%. The S&P 500 was down -14.64%. Over the same period, the Conductor Global Equity Value Fund Class Y and Conductor Global Equity Value ETF (combined) were down -4.96%.

Disclosures:

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses, or sales charges.

Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call 615-200-0057 or by visiting www.conductoretfs.com.

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events, such as the performance of the economy on the whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Conductor Global: Portfolio Positioning

Below, we provide the sector and geographic exposure breakdowns for the Global Fund portfolio, both at fiscal year-end 2021 and fiscal year-end 2022. Of note, we break out the sector and geographic exposures embedded in any ETF exposure to show the true risk allocations and exposures. We also include the sector and geographic performance data for the MSCI All Country World Index (the “ACWI”) as a frame of reference rather than the MSCI World. Like our portfolio, the ACWI has exposure to Emerging markets while the MSCI World does not.

Sector 10/29/21	Fund Portfolio %	ACWI %	Differential
Cash	31.72%	0.30%	31.42%
Consumer Disc.	13.71%	12.65%	1.06%
Consumer Staples	2.19%	6.57%	-4.38%
Energy	5.64%	3.53%	2.11%
Financials/RE	5.46%	17.01%	-11.55%
Health Care	1.03%	11.63%	-10.60%
Industrials	15.52%	9.46%	6.06%
Info Tech	5.36%	22.65%	-17.29%
Materials	17.41%	4.62%	12.79%
Communication Svcs	1.96%	8.96%	-7.00%
Utilities	0.00%	2.62%	-2.62%
Sector 10/31/22	Fund Portfolio %	ACWI %	Differential
Cash	38.03%	0.27%	37.76%
Consumer Disc.	6.79%	10.75%	-3.96%
Consumer Staples	8.96%	7.52%	1.44%
Energy	12.93%	5.96%	6.97%
Financials/RE	2.00%	17.25%	-15.25%
Health Care	2.35%	13.18%	-10.83%
Industrials	7.45%	9.77%	-2.32%
Info Tech	4.19%	20.76%	-16.57%
Materials	13.55%	4.66%	8.89%
Communication Svcs	2.56%	6.84%	-4.28%
Utilities	1.19%	3.04%	-1.85%

ACWI Sector Net Performance (USD) 10/29/21 to 10/31/22	Performance %
Consumer Disc.	-32.78%
Consumer Staples	-7.39%
Energy	28.95%
Financials	-17.06%
Real Estate	-26.21%
Health Care	-7.61%
Industrials	-17.77%
Info Tech	-26.41%
Materials	-17.59%
Communication Svcs	-39.56%
Utilities	-6.65%

Region 10/29/21	Fund Portfolio %	ACWI %	Differential
Africa/Mid East	0.00%	1.20%	-1.20%
Asia Pacific	27.66%	16.20%	11.46%
Central Asia	0.00%	1.37%	-1.37%
Eastern Europe	1.25%	0.64%	0.61%
North America	25.06%	62.07%	-37.01%
South/Central Am.	0.00%	0.67%	-0.67%
Western Europe	14.31%	17.55%	-3.24%
Cash	31.72%	0.30%	31.42%

Region 10/31/22	Fund Portfolio %	ACWI %	Differential
Africa/Mid East	1.09%	1.51%	-0.42%
Asia Pacific	37.93%	14.00%	23.93%
Central Asia	0.00%	1.65%	-1.65%
Eastern Europe	0.97%	0.48%	0.49%
North America	14.38%	64.58%	-50.20%
South/Central Am.	3.20%	0.85%	2.35%
Western Europe	4.41%	16.66%	-12.25%
Cash	38.03%	0.27%	37.76%

ACWI Region Performance 10/29/21 to 10/31/22 Net (USD)	Performance %
United States (S&P 500)	-14.64%
Europe	-22.88%
Japan	-24.67%
Asia AC ex-Japan	-31.22%
EM Latin America	16.12%

Portfolio Positioning and Relative Performance Observations:

As a reminder, the investment process for adding individual equities to CGV is not thematically oriented but focused on quantitative fundamental metrics. The portfolio management of CGV screens global equities using a variety of traditional cash flow, income statement, and balance sheet ratios and adds companies exhibiting valuation ratios at levels below the overall levels for the relevant global indices. The typical portfolio company, we believe, also exhibits lower quantitative probabilities of bankruptcy (i.e., better balance sheet health) at time of entry than the median company in global Indices. In an attempt to avoid “value traps” and manage risk, CGV also employs momentum - based technical rules to assist with stock selection. Likewise, technical rules help govern when positions should be removed from the portfolio. Finally, CGV employs a   top-down model incorporating macroeconomic data, valuation data, and index-level technical data to assess overall market risk. During times of extremely high risk, the Adviser believes, although there are no guarantees, that CGV has the capability of significantly reducing risk exposures. Overall, the shifts in exposures listed above and briefly described below are simply governed by the models we employ, not any qualitative judgment by the portfolio manager as to which sectors or geographies should out or underperform in the future.

SECTOR

●	Over the course of FY 2022, CGV saw the biggest exposure reductions in the Consumer Discretionary and Industrials sectors, and the biggest exposure increases in Energy and Consumer Staples stocks. Earlier in the fiscal year, the Covid stimulus/reflationary trade significantly improved the relative performance opportunities for the beaten-down, undervalued Energy sector, which resulted in higher allocations. As the year progressed, the Ukraine conflict helped keep energy names moving higher relative to broader markets, especially in the coal space. Meanwhile, turmoil in global equities markets improved the relative performance profile of many defensively oriented consumer staples stocks, which helped push them through our stock selection process and into the portfolio. Because the consumer discretionary sector continues to sport the highest valuations of any sector other than information technology, and because inflation/interest rate trends started pushing heavily against the overvalued consumer discretionary sector, exposures trended lower as the fiscal year progressed. We expect low exposures to consumer discretionary (and IT) stocks to continue. The Financial sector remains inexpensive long-term when compared to historical valuation levels, but poor relative strength/performance has kept CGV from significantly increasing the allocation to this point. Nonetheless, because of the inherent value characteristics of the Financials sector, we expect exposure to increase in the coming quarters and years. Energy and Materials stocks remain undervalued relative to the overall market; though Materials exposure came down a touch over the course of the fiscal year, we expect to maintain an overweight position.

●	Regarding sector attribution relative to the MSCI All Country World Index, significant overallocation to the strong-performing Energy Sector contributed approximately 5.5 percentage points to CGV’s approximate 15% outperformance, the biggest positive contributor. Underexposure to the Consumer Discretionary sector overall, combined with strong single-stock performance from the few Consumer Discretionary stocks held in the portfolio during the fiscal year contributed approximately 4 percentage points to outperformance. Underweight exposure to the poor performing Information Technology sector contributed approximately 3 percentage points to outperformance. The Health Care sector was the biggest relative performance drag on CGV, costing the portfolio approximately 1.5 percentage points in relative performance, primarily due to underexposure relative to the ACWI’s allocation. The larger than normal cash position, which averaged approximately 44.5% over the course of the year, contributed approximately 5 percentage points to outperformance.

GEOGRAPHY

●	In terms of geographic allocation, since the beginning of FY 2022, CGV has been significantly underweight US and European equities relative to benchmark, and significantly overweight Asia/Pacific equities. Overall, CGV has been overweight international equities generally. As mentioned above, CGV maintained a substantial cash position throughout the year, mostly at the expense of US exposure. Going forward, we expect to maintain a significant underweight to US equities because US equity indices remain the most overvalued top-level indices globally. We expect Asia/Pacific to remain a core part of the portfolio and anticipate more Europe exposure.

●	Looking at attribution from a geographic perspective, North American/US stocks represented the biggest contributor to relative performance against global benchmarks by adding approximately 7 percentage points in relative performance, primarily due to the outsized outperformance of a few US-based energy names. Asia/Pacific exposure added approximately 4.5 percentage points to relative performance. Overallocation to Asia/Pacific was a drag, but the strong outperformance of several individual Asia/Pacific stocks in the portfolio overcame the allocation drag. South/Central America and Western Europe both very slightly detracted from relative performance.

Disclosures:

Investing in the Fund carries certain risks. Adverse changes in currency exchange rates may erode or reverse any potential gains from the Fund’s investments. The risk of investing in emerging market securities primarily increased foreign investment risk. Investments in foreign securities could subject the Fund to greater risks including currency fluctuation, economic conditions, and different governmental and accounting standards. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. There can be a higher portfolio turnover due to active and frequent trading that may result in higher transactional and brokerage costs. The Adviser from time to time employs various hedging techniques

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund. This and other information about the Fund are contained in the prospectus and should be read carefully before investing. The prospectus for the fund can be obtained by calling toll free 1-615-200-0057 or www.conductoretfs.com. The Fund is distributed by Northern Lights Distributors, LLC., Member FINRA/SIPC IronHorse Capital Management and Northern Lights Distributors, LLC are not affiliated.

Definitions:

ETF: The Fund invests in exchange traded funds (ETFs) and performance is subject to underlying investment weightings which will vary. ETFs are subject to expenses, which will be indirectly paid by the Fund. The cost of investing in a Fund that invests in ETFs will generally be higher than the cost of investing in a Fund that invests directly in individual stocks and bonds.

Asset allocation is an investment strategy that aims to balance risk and reward by apportioning a portfolio’s assets according to an individual’s goals, risk tolerance, and investment horizon. The three main asset classes - equities, fixed-income, and cash and equivalents - have different levels of risk and return, so each will behave differently over time.

MSCI World Index: The MSCI World Index is a free float- adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500 Index: The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Europe Index: The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Index Variants

The MSCI Global Standard Indexes include large and mid- cap segments and provide exhaustive coverage of these size segments. The indexes target a coverage range of around 85% of the free float-adjusted market capitalization in each market. The Large Cap Indexes target a coverage range of around 70% of the free float-adjusted market capitalization in each market and the Mid Cap Indexes target a coverage range of around 15% of the free float- adjusted market capitalization in each market.

The MSCI Global Small Cap Indexes provide an exhaustive representation of the small cap size segment. The indexes target companies that are in the Investable Market Index (IMI) but that are not in the Standard Index in each market.

The MSCI Global Value and Growth Indexes cover the full range of MSCI Developed, Emerging and All Country Indexes across large, mid and small cap size segmentations. They are also cover large and mid- cap size segments for the MSCI Frontier Markets Indexes. The indexes are constructed using an approach that provides a precise definition of style using eight historical and forward-looking fundamental data points for every security. Each security is placed into either the Value or Growth Indexes or may be partially allocated to both (with no double counting). The objective of this index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indexes, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

TOPIX: An index that measures stock prices on the Tokyo Stock Exchange (TSE) . This capitalization-weighted index lists all firms that are considered to be under the ‘first section’ on the TSE, which groups all of the large firms on the exchange into one pool. The second section groups all of the remaining smaller firms.

EV/EBITDA: A ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account - an item which other multiples like the P/E ratio do not include.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E trailing 12 month: The sum of a company’s price-to-earnings, calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months. This measure differs from forward P/E, which uses earnings estimates for the next four quarters.

Altman Z-score: The output of a credit-strength test that gauges a publicly traded manufacturing company’s likelihood of bankruptcy. The Altman Z-score, is based on five financial ratios that can be calculated from data found on a company’s annual 10K report. The Altman Z-score is calculated as follows:

Z-Score = 1.2A + 1.4B + 3.3C + 0.6D + 1.0E

Where:

A = Working Capital/Total Assets

B = Retained Earnings/Total Assets

C = Earnings Before Interest & Tax/Total Assets

D = Market Value of Equity/Total Liabilities

E = Sales/Total Assets

A score below 1.8 means the company is probably headed for bankruptcy, while companies with scores above 3.0 are not likely to go bankrupt. The lower/higher the score, the lower/higher the likelihood of bankruptcy.

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

9245-NLD-12/16/2022

Conductor Global Equity Value ETF

Portfolio Review (Unaudited)

October 31, 2022

The Fund’s performance figures* for the periods ended October 31, 2022, compared to its benchmark:

		Annualized
				Since Inception
	One Year	Three Years	Five Years	4/19/16
Conductor Global Equity Value ETF - NAV	(4.96)%	1.81%	1.09%	5.67%
Conductor Global Equity Value ETF - Market Price (a)	(4.96)%	1.81%	1.09%	5.67%
MSCI All Country World SMID Value Index (b)	(15.64)%	2.59%	1.96%	5.22%
MSCI All Country World Value Index (c)	(10.29)%	3.30%	3.12%	5.77%

The Fund acquired the assets and liabilities of the predecessor mutual fund, the Conductor Global Equity Value Fund, on August 1, 2022. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund. Performance results shown prior to August 1, 2022, reflect the performance of the predecessor mutual fund.

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Fund’s per share net asset value or NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing exchange traded fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. Market price returns are calculated using the closing price and account for distributions from the Fund. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Ironhorse Capital, LLC (the “Advisor”) has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least April 13, 2023 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of average daily net assets. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. The fee waiver and expense reimbursements are not recoupable by the Advisor. Per the fee table in the Fund’s August 1, 2022 prospectus, the Fund’s total annual operating expense ratio before expense waivers, if any, is 1.67%. For performance information current to the most recent month-end, please call toll-free 1-615-200-0057.

(a)	Prior to August 1, 2022, the Fund operated as an open-end mutual fund. As such, the net asset value at the beginning of the period was used to calculate the total returns.

(b)	The MSCI All Country World SMID Value Index captures mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 7,873 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expense of investing.

(c)	The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expense of investing.

Comparison of the Change in Value of a $10,000 Investment ^

The Fund acquired the assets and liabilities of the predecessor mutual fund, the Conductor Global Equity Value Fund, on August 1, 2022. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund. Performance results shown prior to August 1, 2022, reflect the performance of the predecessor mutual fund.

Conductor Global Equity Value ETF

Portfolio Review (Unaudited) (Continued)

October 31, 2022

Portfolio Composition as of October 31, 2022:

Holdings by Industry	% of Net Assets
Metals & Mining	13.2%
Steel	4.7%
Tobacco & Cannabis	3.0%
Food	2.7%
Oil & Gas Producers	2.3%
Leisure Facilities & Services	2.3%
Semiconductors	2.1%
Transportation & Logistics	2.0%
Chemicals	1.9%
Retail - Discretionary	1.9%
Other*	25.7%
Other Assets in Excess of Liabilities - Net	38.2%
100.0%

*	Other represents less than 1.9% weightings in the following industries: Advertising & Marketing, Automotive, Banking, Beverages, Biotechnology & Pharmaceuticals, Consumer Services, Containers & Packaging, E-Commerce Discretionary, Electrical Equipment, Engineering & Construction, Entertainment Content, Forestry, Paper and Wood Products, Gas & Water Utilities, Health Care Facilities & Services, Home & Office Products, Home Construction, Household Products, Internet Media & Services, Machinery, Oil & Gas Services & Equipment, Technology Hardware, Technology Services, Wholesale - Consumer Staples, and Wholesale - Discretionary.

Country Diversification	% of Net Assets
Japan	19.5%
United States	13.5%
Indonesia	3.8%
Cayman Islands	2.9%
Singapore	2.7%
Brazil	2.2%
Korea (Republic of)	2.0%
Philippines	1.5%
Mexico	1.5%
Other^	12.2%
Other Assets in Excess of Liabilities - Net	38.2%
100.0%

^	Other represents less than 1.5% weightings in the following countries: Argentina, Canada, China, France, Jersey, Malaysia, Norway, Portugal, South Africa and Turkey.

CONDUCTOR GLOBAL EQUITY VALUE ETF
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 61.8%
	ADVERTISING & MARKETING - 0.9%
24,340	Criteo S.A. - ADR(a)	$620,670

	AUTOMOTIVE - 0.9%
56,500	TS Tech Company Ltd.	590,880

	BANKING - 1.0%
85,203	Grupo Financiero Galicia S.A. - ADR	661,175

	BEVERAGES - 1.5%
154,007	Coca-Cola Femsa S.A.B. de C.V.	968,606

	BIOTECHNOLOGY & PHARMACEUTICALS - 1.3%
3,086	Biogen, Inc.(a)	874,696

	CHEMICALS - 1.9%
78,500	Nippon Kayaku Company Ltd.	623,555
85,300	Toagosei Company Ltd.	655,403
		1,278,958
	CONSUMER SERVICES - 1.0%
59,430	Perdoceo Education Corporation(a)	679,285

	CONTAINERS & PACKAGING - 1.0%
55,663	Transcontinental, Inc., Class A	635,380

	E-COMMERCE DISCRETIONARY - 0.7%
66,049	Vipshop Holdings Ltd. - ADR(a)	460,362

	ELECTRICAL EQUIPMENT - 1.0%
43,400	Japan Aviation Electronics Industry Ltd.	675,496

	ENGINEERING & CONSTRUCTION - 1.5%
6,156,000	DMCI Holdings, Inc.	1,010,588

The accompanying notes are an integral part of these financial statements.

CONDUCTOR GLOBAL EQUITY VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 61.8% (Continued)
	ENTERTAINMENT CONTENT - 0.9%
39,600	Mixi, Inc.	$620,831

	FOOD - 2.7%
8,156	Orion Corporation	579,287
70,564	Tiger Brands Ltd.	714,100
951,500	WH Group Ltd.	480,515
		1,773,902
	FORESTRY, PAPER & WOOD PRODUCTS - 1.4%
245,510	Navigator Company S.A.	935,070

	GAS & WATER UTILITIES - 1.2%
267,400	Cia de Saneamento de Minas Gerais-COPASA	795,744

	HEALTH CARE FACILITIES & SERVICES - 1.0%
19,180	Premier, Inc., Class A	668,998

	HOME & OFFICE PRODUCTS - 1.0%
70,100	Okamura Corporation	645,306

	HOME CONSTRUCTION - 1.0%
34,200	Nichiha Corporation	647,650

	HOUSEHOLD PRODUCTS - 1.7%
31,000	Duskin Company Ltd.	594,460
140,000	Hengan International Group Company Ltd.	542,812
		1,137,272
	INTERNET MEDIA & SERVICES - 0.7%
16,848	Autohome, Inc. - ADR	440,070

	LEISURE FACILITIES & SERVICES - 2.3%
1,181,100	Genting Singapore Ltd.	671,645
24,700	Sankyo Company Ltd.	815,668
		1,487,313

The accompanying notes are an integral part of these financial statements.

CONDUCTOR GLOBAL EQUITY VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 61.8% (Continued)
	MACHINERY - 0.9%
40,700	Optorun Company Ltd.	$577,944

	METALS & MINING - 13.2%
97,342	Alliance Resource Partners, L.P.	2,363,464
649,846	Centamin PLC	660,594
361,000	China Shenhua Energy Company Ltd., Class H	948,290
900,725	Coronado Global Resources, Inc.	1,074,516
1,802,600	Golden Energy & Resources Ltd.(a)	1,105,973
656,660	Indo Tambangraya Megah Tbk P.T.	1,887,559
61,168	Koza Altin Isletmeleri A/S	639,772
		8,680,168
	OIL & GAS PRODUCERS - 2.3%
93,400	Itochu Enex Company Ltd.	642,768
472,404	Viva Energy Group Ltd.	857,390
		1,500,158
	OIL & GAS SERVICES & EQUIPMENT - 1.0%
49,687	TGS NOPEC Geophysical Company ASA	676,467

	RETAIL - DISCRETIONARY - 1.9%
43,300	Adastria Company Ltd.	588,039
53,200	Joyful Honda Company Ltd.	648,492
		1,236,531
	SEMICONDUCTORS - 2.1%
73,400	Shin-Etsu Polymer Company Ltd.	611,816
37,212	Vishay Intertechnology, Inc.	778,102
		1,389,918
	STEEL - 4.7%
32,000	Maruichi Steel Tube Ltd.	604,042
306,000	Metalurgica Gerdau S.A.	665,926
13,701	Nucor Corporation	1,800,038
		3,070,006
	TECHNOLOGY HARDWARE - 1.1%
33,900	Canon, Inc.	718,619

The accompanying notes are an integral part of these financial statements.

CONDUCTOR GLOBAL EQUITY VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 61.8% (Continued)
	TECHNOLOGY SERVICES - 1.0%
19,800	Zenkoku Hosho Company Ltd.	$653,361

	TOBACCO & CANNABIS – 3.0%
9,512,500	Hanjaya Mandala Sampoerna Tbk P.T.	612,210
36,900	Japan Tobacco, Inc.	618,001
10,700	KT&G Corporation	717,255
		1,947,466
	TRANSPORTATION & LOGISTICS - 2.0%
45,373	Heartland Express, Inc.	675,150
34,500	Kamigumi Company Ltd.	656,098
		1,331,248
	WHOLESALE - CONSUMER STAPLES - 1.0%
27,800	Kato Sangyo Company Ltd.	649,775

	WHOLESALE - DISCRETIONARY - 1.0%
1,407,300	Sime Darby Bhd	670,331

	TOTAL COMMON STOCKS (Cost $36,799,502)	40,710,244

	SHORT-TERM INVESTMENT — 0.0%(b)
	MONEY MARKET FUND - 0.0%(b)
42,205	Dreyfus Cash Management, Institutional Class, 3.02% (Cost $42,205)(c)	42,243

	TOTAL INVESTMENTS - 61.8% (Cost $36,841,707)	$40,752,487
	OTHER ASSETS IN EXCESS OF LIABILITIES - 38.2%	25,154,613
	NET ASSETS - 100.0%	$65,907,100

ADR	American Depositary Receipt

A/S	Anonim Sirketi

L.P.	Limited Partnership

Ltd.	Limited Company

PLC	Public Limited Company

P.T.	Perseroan Terbatas

S.A.	Société Anonyme

(a)	Non-income producing security.

(b)	Amount represents less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value ETF
Statement of Assets and Liabilities
October 31, 2022

ASSETS
Securities, at cost	$36,841,707
Securities, at fair value	$40,752,487
Cash	24,963,350
Foreign currency (cost: $21)	14
Dividends and interest receivable	298,417
Prepaid expenses and other assets	5,901
TOTAL ASSETS	66,020,169

LIABILITIES
Payable for investments purchased	29,399
Audit and tax fees payable	19,225
Investment advisory fees payable	48,536
Payable to related parties	5,208
Accrued expenses and other liabilities	10,701
TOTAL LIABILITIES	113,069
NET ASSETS	$65,907,100

NET ASSETS CONSIST OF:
Paid in capital	$63,186,644
Accumulated earnings	2,720,456
NET ASSETS	$65,907,100

Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	5,281,170
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.48

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value ETF
Statement of Operations
For the Year Ended October 31, 2022*

INVESTMENT INCOME
Dividend Income (Foreign Taxes Withheld: $216,920)	$1,962,357
Interest Income	204,980
Securities Lending Income (net of fees)	4,393
TOTAL INVESTMENT INCOME	2,171,730

EXPENSES
Investment advisory fees	796,467
Distribution (12b-1) fees:
Class A	1,946
Class C	3,160
Registration fees	54,215
Administrative services fees	53,037
Custodian fees	45,995
Third party administrative services fees	32,134
Audit fees	30,974
Accounting services fees	27,838
Legal fees	24,721
Transfer agent fees	24,027
Printing and postage expenses	19,115
Trustees fees and expenses	13,866
Compliance officer fees	13,330
Insurance expense	8,103
Extraordinary expense	92,583
Other expenses	5,026
TOTAL EXPENSES	1,246,537

Less: Fees waived by the Advisor	(120,137)

NET EXPENSES	1,126,400

NET INVESTMENT INCOME	1,045,330

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) from:
Investments	3,253,664
In-kind redemptions	175,903
Foreign currency transactions	(161,916)
Realized gain from investments and foreign currency transactions	3,267,651

Net change in unrealized depreciation of:
Investments	(7,989,377)
Foreign currency translations	(2,914)
Unrealized depreciation on investments and foreign currency translations	(7,992,291)

NET REALIZED AND UNREALIZED LOSS	(4,724,640)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,679,310)

*	The Fund adopted the accounting history of its predecessor mutual fund. The above financial information includes those of the predecessor mutual fund.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value ETF
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2022*	2021
FROM OPERATIONS
Net investment income	$1,045,330	$795,359
Net realized gain from investments and foreign currency transactions	3,267,651	8,399,443
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(7,992,291)	6,446,532
Net increase/(decrease) in net assets resulting from operations	(3,679,310)	15,641,334

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(5,951)	(8,015)
Class C	(1,066)	(296)
Class I	(315,631)	(529,937)
Class Y	(433,936)	(167,765)
From Return of Capital	—	(80,235)
Net decrease in net assets resulting from distributions to shareholders	(756,584)	(786,248)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,510	192,494
Class C	7,731	—
Class I	2,999,633	184,706
Class Y	61,154,266	2,835,829
Net asset value of shares issued in reinvestment of distributions:
Class A	5,585	8,633
Class C	1,066	930
Class I	284,287	530,074
Class Y	431,963	183,011
Redemption fee proceeds:
Class Y	—	1,187
Payments for shares redeemed:
Class A	(1,239,000)	(149,190)
Class C	(469,512)	(246,923)
Class I	(50,226,814)	(1,338,621)
Class Y	(8,335,314)	(5,772,665)
Transaction Fees	9,166	—
Net increase/(decrease) in net assets from shares of beneficial interest	4,625,567	(3,570,535)

TOTAL INCREASE IN NET ASSETS	189,673	11,284,551

NET ASSETS
Beginning of Year	65,717,427	54,432,876
End of Year	$65,907,100	$65,717,427

*	Prior to August 1, 2022, the Fund was operating as a traditional open-end mutual fund.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value ETF
Statements of Changes in Net Assets (Continued)

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2022*	2021
SHARE ACTIVITY
Class A:
Shares Sold	208	14,717
Shares Reinvested	443	666
Shares Redeemed	(100,707)	(12,048)
Net increase/(decrease) in shares of beneficial interest outstanding	(100,056)	3,335

Class C:
Shares Sold	652	—
Shares Reinvested	86	73
Shares Redeemed	(39,124)	(21,160)
Net decrease in shares of beneficial interest outstanding	(38,386)	(21,087)

Class I:
Shares Sold	234,313	13,875
Shares Reinvested	22,376	41,691
Shares Redeemed	(4,123,296)	(110,751)
Net decrease in shares of beneficial interest outstanding	(3,866,607)	(55,185)

Class Y:
Shares Sold	4,812,383	232,642
Shares Reinvested	33,921	13,974
Shares Redeemed	(642,526)	(449,936)
Net increase/(decrease) in shares of beneficial interest outstanding	4,203,778	(203,320)

*	Prior to August 1, 2022, the Fund was operating as a traditional open-end mutual fund.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value ETF
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year* Ended		Year Ended	Year Ended		Year Ended	Year Ended
	October 31,		October 31,	October 31,		October 31,	October 31,
	2022		2021	2020		2019	2018
Net asset value, beginning of year	$13.29		$10.38	$12.32		$13.28	$13.97
Activity from investment operations:
Net investment income (1)	0.23		0.22	0.23		0.27	0.19
Net realized and unrealized gain/(loss) on investments	(0.88)		2.84	(1.99)		0.11	(0.66)
Total from investment operations	(0.65)		3.06	(1.76)		0.38	(0.47)
Less distributions from:
Net investment income	(0.16)		(0.13)	(0.16)		(0.24)	(0.20)
Net return of capital	—		(0.02)	(0.02)		—	—
Net realized gains	—		—	—		(1.10)	(0.02)
Total distributions	(0.16)		(0.15)	(0.18)		(1.34)	(0.22)
Paid-in-Capital From Redemption Fees	—		0.00 (2)	0.00	(2)	—	0.00 (2)
Net asset value, end of year	$12.48		$13.29	$10.38		$12.32	$13.28
Market price, end of year (3)	$12.48		$—	$—		$—	$—
Total return (4)	(4.96)%		29.53%	(14.27)%		3.59%	(3.48)%
Net assets, end of year (000’s)	$65,907		$14,317	$13,288		$27,808	$44,498
Ratio of gross expenses to average net assets (5)(6)	2.06	% (7)	1.77%	2.04	% (8)	1.65%	1.55%
Ratio of net expenses to average net assets (6)	1.60	% (7)	1.25%	1.27	% (8)	1.25%	1.25%
Ratio of net investment income to average net assets (6)(9)	1.79%		1.71%	2.08%		2.23%	1.27%
Portfolio Turnover Rate (10)	139%		85%	91%		108%	141%

*	Prior to July 22, 2022, the Fund offered Class A, Class C, Class I and Class Y Shares. On July 22, 2022, Class A, Class C, and Class I shares were exchanged for Class Y Shares, which became the only remaining Class of shares of the Fund. Effective August 1, 2022, the Fund converted from a Mutual Fund to an ETF. The financial highlights in the above table reflect the performance of Class Y shares of the Mutual Fund for the period prior to August 1, 2022, and the performance of the Fund as an ETF for the period from August 1, 2022 through October 31, 2022.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amount represents less than $0.005.

(3)	Effective August 1, 2022 the Fund converted from an open-end mutual fund to an ETF. Prior to that, market prices are unavailable.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns prior to August 1, 2022 reflect the returns of the Conductor Global Equity Value Fund. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees, the returns would have been lower.

(5)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Includes extraordinary expenses. If these expenses were excluded the ratio of gross expenses to average net assets would be 1.71% and the ratio of net expenses to average net assets would be 1.25%.

(8)	Includes tax expense. If these expenses were excluded, the ratio of gross expenses to average net assets would be 2.02% and the ratio of net expenses to average net assets would be 1.25%.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(10)	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value ETF
NOTES TO FINANCIAL STATEMENTS
October 31, 2022

1.	ORGANIZATION

The Conductor Global Equity Value ETF (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The investment objective of the Fund is to provide long-term risk-adjusted total return.

Prior to July 22, 2022, the Fund offered Class A, Class C, Class I, and Class Y Shares of the Fund. Effective as of the close of business on July 22, 2022, Class A, Class C, and Class I shares were exchanged for Class Y Shares of the Fund. Effective August 1, 2022, the Fund converted from a Mutual Fund to an ETF, pursuant to an Agreement and Plan of Reorganization. The reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares). An allocable portion of the fees and expenses related to the reorganization, in the amount of $92,583, were borne by the Fund. The reorganization did not result in a material change to the investment portfolio.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at mean between the last bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Securities in which the Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV. However, the Fund may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. The Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Conductor Global Equity Value ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has designated the advisor as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, a valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Conductor Global Equity Value ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of October 31, 2022 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$13,087,666	$27,622,578	$—	$40,710,244
Short-Term Investment	42,243	—	—	42,243
Total Investments	$13,129,909	$27,622,578	$—	$40,752,487

*	Please refer to the Fund’s Schedule of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the period.

Certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in the securities being categorized as Level 2.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Conductor Global Equity Value ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2019 to October 31, 2021, or expected to be taken in the Fund’s October 31, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed since inception.

Distributions to Shareholders – Distributions from net investment income and net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. Prior to August 1, 2022, distributions from investment income were declared and paid quarterly. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a more full listing of risks associated with the Fund’s investments which include but are not limited to absence of active market risk, active trading risk, cash positions risk, cash transactions risk, commodities risk, credit risk, currency risk, cybersecurity risk, derivatives risk, emerging market risk, equity risk, ETF structure risk, fluctuation of net asset value risk, foreign custody risk, foreign (non-U.S.) investment risk, gap risk, geographic and sector risk, hedging transactions risk, index risk, investment companies and exchange-traded funds risk, inverse, leveraged and inverse-leveraged ETFs risk, issuer-specific risk, large-cap securities risk, management risk, market risk, market events risk, model risk, new fund risk, portfolio turnover risk, retail sector risk, securities lending risk, short selling risk, small-cap and mid-cap securities risk, technology issues risk, trading issues risk, value investing risk, valuation risk, and volatility risk.

Cash Positions Risk – The Fund may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When the Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Conductor Global Equity Value ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Emerging Market Risk – Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets which may result in increased price volatility of emerging market investments.

Equity Risk – Common stocks are susceptible to general stock market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change, and unexpected trading activity among retail investors. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

ETF Structure Risks – The Fund is structured as an ETF and as a result is subject to special risks including:

Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.”

Trading Issues. Trading in Shares on the NYSE ARCA Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investments Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Geographic and Sector Risk – The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development, or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or sector.

Investment Companies and ETFs Risk – When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF. The Fund also will incur brokerage costs when it purchases and sells ETFs.

Market Price Variance Risk – The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for

Conductor Global Equity Value ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. In times of market stress, such as what was experienced during the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price. When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the securities markets, adverse investor sentiment, and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Conductor Global Equity Value ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and in-kind transactions, for the year ended October 31, 2022, amounted to $49,220,238 and $49,459,406, respectively. The cost of purchases and proceeds from the sale of securities for in-kind transactions, for the year ended October 31, 2022, amounted to $2,731,239 and $1,070,879, respectively.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – IronHorse Capital, LLC serves as the Fund’s investment advisor (the “Advisor”). Under the terms of an Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended October 31, 2022, the Fund incurred advisory fees in the amount of $796,467.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation expenses) so that the total annual operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect at least until April 13, 2023. For the year ended October 31, 2022, the Advisor waived fees or reimbursed expenses in the amount of $120,137 for the Fund. These fee waiver and expense reimbursements are not recoupable by the Advisor.

The Trust, with respect to the predecessor mutual fund, had adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee was calculated by the predecessor mutual fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares and was paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the predecessor mutual fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the period ended August 1, 2022, $1,946 and $3,160 of 12b-1 fees were incurred for Class A shares and Class C shares, respectively, of the predecessor mutual fund.

The Distributor acted as the predecessor mutual fund’s principal underwriter in a continuous public offering of the predecessor mutual fund’s Class A, Class C, and Class I shares. For the period ended August 1, 2022, the Distributor did not receive any underwriting commissions for sales of the predecessor mutual fund.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to Northern Lights Distributors, LLC (the “Distributor” or “NLD”) and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

Beginning August 1, 2022, no distribution or service fees were paid by the Fund and there are no current plans to impose these fees.

In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and, prior to August 1, 2022, transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and, prior to August 1, 2022, transfer agency services to the

Conductor Global Equity Value ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at October 31, 2022, were as follows:

Cost for Federal Tax purposes	$36,759,478

Unrealized Appreciation	$5,816,431
Unrealized Depreciation	(1,823,422)
Tax Net Unrealized Appreciation	$3,993,009

7.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended October 31, 2022 and October 31, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2022	October 31, 2021
Ordinary Income	$753,230	$706,013
Return of Capital	3,354	80,235
	$756,584	$786,248

As of October 31, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$(1,263,835)	$—	$3,984,291	$2,720,456

The difference between book basis and tax basis accumulated earnings is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnerships, and mark-to-market on passive foreign investment companies. The table above includes unrealized foreign currency losses of $(8,718).

Conductor Global Equity Value ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

At October 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$1,263,835	$—	$1,263,835	$3,117,847

Permanent book and tax differences, primarily attributable to tax adjustments for realized gain (loss) on in-kind redemptions, the book/tax basis treatment of non-deductible expenses, and distributions in excess, resulted in reclassifications for the Fund for the fiscal year ended October 31, 2022 as follows:

Paid In	Distributable
Capital	Earnings
$169,912	$(169,912)

8.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with BNY Mellon Corp. (“BNY Mellon”). Under an agreement with BNY Mellon, the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Fund’s security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers is remitted to BNY Mellon as lending agent, and the remainder is paid to the Fund. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty. Effective January 31, 2022, the Fund no longer engages in securities lending.

9.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at net asset value only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets. For the year ended October 31, 2022, the Fund received $8,000 in fixed fees. For the year ended October 31, 2022, the Fund received $1,166 in variable fees.

Conductor Global Equity Value ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases
$800	2.00%*

*      As a percentage of the amount invested.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Two Roads Shared Trust
and the Shareholders of Conductor Global Equity Value ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Conductor Global Equity Value ETF (formerly, Conductor Global Equity Value Fund), a series of shares of beneficial interest in Two Roads Shared Trust (the “Fund”), including the schedule of investments, as of October 31, 2022, and the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended October 31, 2021 and the financial highlights for each of the years in the four year period then ended were audited by other auditors, whose report dated December 30, 2021 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Two Roads Shared Trust since 2022.

Philadelphia, Pennsylvania
December 29, 2022

Conductor Global Equity Value ETF
EXPENSE EXAMPLES (Unaudited)
October 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Conductor Global Equity Value ETF and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended October 31, 2022.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses* Paid During	Annualized Expense Ratio
	5/1/2022	10/31/2022	Period 5/1/22 – 10/31/22	5/1/22 – 10/31/22
Actual	$1,000.00	$941.00	$6.12	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Conductor Global Equity Value ETF
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2022

Approval of Advisory Agreement

IronHorse Capital Management for the Conductor Global Equity Value ETF

At a meeting held on February 22, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the proposed investment advisory agreement (the “Advisory Agreement”) between IronHorse Capital Management (“IronHorse” or the “Adviser”) and the Trust, on behalf of Conductor Global Equity Value ETF (the “Fund” or the “Conductor Global ETF”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Conductor Global ETF by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s respective operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Conductor Global ETF’s proposed advisory fee and estimated overall expenses with those of comparable mutual funds; (vi) the anticipated level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of other mutual funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from IronHorse and Conductor Global ETF. During the Meeting, the Board was advised by, and met, in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser was an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services to be provided by the Adviser, including quarterly performance reports prepared by management with respect to the Conductor Global Equity Value Fund (the “Global Fund”). The Board noted that the information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser, related to the Advisory Agreement with respect to the Conductor Global ETF, including: the Advisory Agreement; a description of the manner in which investment decisions are to be made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a review of the financial condition of IronHorse; information regarding risk management processes and liquidity management; the compliance policies and procedures of IronHorse, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding IronHorse’s compliance and regulatory history; and an independent report prepared by Broadridge analyzing the estimated fees and expenses of the Conductor Global ETF as compared to those of a peer group of other registered investment companies with similar investment strategies as selected by Broadridge.

The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the Advisers and findings by the CCO that the Adviser’s policies and procedures were reasonably designed to ensure compliance with federal securities laws. The Board noted no significant disruption or impact to services of IronHorse as a result of the

Conductor Global Equity Value ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2022

COVID-19 pandemic and that the Adviser’s business continuity plan seems to function properly. The Board also considered the significant risks assumed by IronHorse in connection with the services provided to the funds in the Trust that were managed by the Adviser, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks.

In considering the nature, extent, and quality of the services provided by IronHorse, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of IronHorse’s management and the quality of the performance of their duties. The Board considered that the strategy of the Conductor Global ETF will be the same as that of the Conductor Global Equity Value Fund. The Board also considered the Adviser’s discussion of the management of an ETF. The Board then concluded that the management of IronHorse had the skills, experience and sophistication necessary to perform their duties and that the nature, overall quality and extent of the services provided by IronHorse with respect to the Conductor Global ETF were anticipated to be satisfactory and reliable.

Performance. The Board considered the performance of the Global Fund, which has the same investment strategy as the Conductor Global ETF but in a traditional mutual fund structure. Among other data, the Board considered the Conductor Global Equity Value Fund’s performance as compared to a broad-based index and against the performance of a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group.

The Board considered, among other performance data, the Fund’s performance for the one-year, three-year, five- year and since inception periods ended June 30, 2021 and the year-to-date performance for 2022, as compared to its Peer Group and the Fund’s Morningstar category (World Small/Mid Stock). The Board considered that the Fund had underperformed the median of the Peer Group, Morningstar category and benchmark index (MSCI World Index) for all periods, taking into account, however, that for a substantial duration of the COVID-19 pandemic that the Fund’s Adviser had adopted a defensive position that may have hindered returns relative to its Peer Group and benchmark index. The Board took into account management’s discussion of the Conductor Global Equity Value Fund performance, including the factors that contributed to any underperformance, including the impact of market conditions on the Fund’s investment strategy, and the Fund’s improved more recent performance. The Board noted that it was familiar with the capabilities of the Adviser with respect to the other funds they managed and that IronHorse was expected to obtain an acceptable level of investment returns for shareholders.

Fees and Expenses. Regarding the costs of the services provided by the Adviser, the Board considered, among other expense data, a comparison prepared by Broadridge of the Conductor Global ETF advisory fee and annual operating expenses compared to the advisory fee and expenses of the funds in its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including potential differences in the investment strategy of the ETF relative to their Peer Groups, as well as the level, quality and nature of the services to be provided by the Adviser with respect to the Conductor Global ETF.

The Board noted that the Conductor Global ETF will operate at a total expense ratio that will be lower relative to each of Class A, C and I shares of the Global Fund, but will be equivalent relative to Class Y shares of the Fund. The Board further noted the Global Fund’s management fee is currently 1.25%, and the Adviser has agreed, with certain exclusions, to limit expenses on Class A, C, I, and Y shares to 2.15%, 2.90%, 1.90%, and 1.25% of each class’s average daily net assets. The Board noted that Class A, Class C, and Class I shares will convert to Class Y shares prior to the reorganization and that, after the reorganization, the Adviser will agree to subsidize all expenses of the Acquiring ETF above its management fee of 1.25% on the same terms as the current expense limitation agreement with respect to Class Y shares. The Board further noted that it was the belief of the Adviser that over 80% of the Fund’s shares will experience a reduction in expenses as a result of the reorganization. The Board also noted that Adviser had agreed to maintain the expense limitation agreement with the ETF for the duration of the

Conductor Global Equity Value ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2022

Advisory Agreement. The Board also took into account Ironhorse’s analysis of the Peer Group and their description of the limits of the Peer Group with respect to comparable funds and ETFs.

Based on the factors above, the Board concluded that the proposed advisory fee is not unreasonable.

Profitability. The Board considered the profitability of the Adviser and whether these profits are reasonable in light of the services to be provided to the Conductor Global ETF. The Board considered and reviewed an estimated profitability analysis prepared by IronHorse and concluded that, based on the estimated costs of launching and managing the Conductor Global ETF during their first year of operations, the anticipated profitability, if any, of the Adviser from its relationship with the Conductor Global ETF did not appear to be excessive.

Economies of Scale. The Board considered whether the Adviser would realize economies of scale with respect to its management of the Conductor Global ETF. The Board took into account the Adviser’s discussion of the ETF’s advisory fee structure. The Board concluded that at current and projected asset levels for the initial term of the Advisory Agreement, economies of scale were not a consideration at this time but that the Board would consider whether economies of scale exist in the future.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by the Adviser from its association with the Conductor Global ETF. The Board noted that IronHorse did not believe it would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Conductor Global ETF, although the Board noted that certain reputational benefits may result from these relationships. The Board concluded that such benefits are reasonable.

Conclusion. The Board, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the Advisory Agreement and having been advised by independent counsel that it had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement with respect to the Conductor Global ETF for an initial two-year term was in the best interests of the Conductor Global ETF and its prospective shareholders.

In considering the approval of the Advisory Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years with respect to other funds advised by IronHorse in the Trust and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Conductor Global Equity Value ETF
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2022

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021- present)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); iCapital KKR Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and OHA CLO Enhanced Equity II Genpar LLP (since 2021)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iCapital KKR Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman, McGowan PLLC (legal services)(Since 2016);	1	iCapital KKR Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017- 2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	iCapital KKR Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

*	Information is as of October 31, 2022.

**	As of October 31, 2022, the Trust was comprised of 25 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

10/31/22 – Two Roads v2

Conductor Global Equity Value ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2022

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2022.

**	As of October 31, 2022, the Trust was comprised of 25 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-615-200-0057.

10/31/22 – Two Roads v2

Conductor Global Equity Value ETF
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
October 31, 2022

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended October 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?	We collect your personal information, for example, when you
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-615-200-0057 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-615-200-0057.

Investment Advisor
IronHorse Capital LLC
3102 West End Avenue, Suite 400
Nashville, TN 37203

Administrator
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Conductor AR-22

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.
(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten and Neil M. Kaufman are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten and Mr. Kaufman are independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2022 $14,500

2021 $33,750

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2022 $3,000

2021 $6,400

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2022 and 2021 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2022 and 2021 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Funds are open-end management investment companies

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Funds are open-end management investment companies

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable Funds are open-end management investment companies

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a) of Form N-CSR) are filed herewith.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: 1/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer
Date: 1/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: 1/6/2023